Exhibit 10.8












                         NATIONAL PENN BANCSHARES, INC.

                            EXECUTIVE INCENTIVE PLAN

                          Adopted by Board of Directors

                                December 26, 1984

                                 PLAN YEAR 2002










As Amended By Board Dec. 16, 1998
Replaces previous Plan of Feb. 20, 1991

Amended Schedule B as approved by
   Board on May 10, 1999

As Amended By Compensation Committee
And Approved By Board December 20, 2000
Effective January 1, 2001

                                   SCHEDULE A


         Participants for the 2002 Plan Year consist of Types A, B, and C as defined in the Plan document.

         It is anticipated that the following named persons will meet the eligibility requirements for participation as of December 31, 2002. It is expected that there could be additional individuals whose eligibility could be determined later in the year, who would be named a participant as of December 31, 2002.

         Named participants are classified accordingly:



         CLASS A  (2 persons)  (name and grade level)

                  Wayne R. Weidner             999
                  Glenn E. Moyer               999


         CLASS B  (26 persons)  (name and grade level)
                  Bruce G. Kilroy              999                     Brian T. Appleton             111
                  Garry D. Koch                999                     E. Harry McGuirk              111
                  Paul W. McGloin              999                     Lloyd H. Reichenbach          111
                  Gary L. Rhoads               999                     Michael L. Wummer             111
                  Sharon L. Weaver             999
                                                                       Carol P. Franklin             110
                  Todd A. Alderfer             113                     Earl Houseknecht              110
                  Ronald L. Bashore            113                     P. Robert Keeley              110
                  Nancy R. Corson              113                     Tarrie L. Miller              110
                  Timothy A. Day               113                     Larry A. Rush                 110
                  Scott L. Gruber              113                     Sandra L. Spayd               110
                  Michael R. Reinhard          113                     Linda S. Stark                110
                  Joseph C. Walker             113
                  Joseph C. Walter, Jr.        113                     Dennis E. Moyer               109
                                                                       Steve Olson                   109








12/3/01








         CLASS C  (30 persons)  (name and grade level)

                  Donald B. Heimark         112                        Michelle Debkowski            107
                                                                       Rich Gentile                  107
                  W. Scott Labenberg        111                        Eugene Guinther               107
                  John Tucker               111                        Dick Haddock                  107
                                                                       Robert Latshaw                107
                  Lew Freeman               109                        Cheryl Morris                 107
                  Robin Hitchcock           109                        Donna Wentzel                 107
                  Hugh (Skip) Marshall      109
                  Clarence Martindell       109                        Roxanne Dittman               106
                  Cindy Rankin              109                        Frank Gehringer               106
                  Dan Tempesco              109                        Steve Kunkel                  106
                                                                       Sandra Massaro                106
                  Judy M. Epler             108                        Janice McCracken              106
                  Scott A. Keller           108                        Marcia Stark                  106
                  Richard Sutton            108                        Teresa Steuer                 106
                                                                       Linda Strohmenger             106

                                                                       Sandra S. Houck               105
                                                                       Sharon McMichael              105

                                                                       Patricia Angstadt             104





















12/3/01

                                   SCHEDULE B

                         NATIONAL PENN BANCSHARES, INC.
                            EXECUTIVE INCENTIVE PLAN
                             2002 PERFORMANCE GOALS

         Awards pursuant to the Plan will not be made unless the internal and external performance goals set forth below are met.

INTERNAL PERFORMANCE GOALS FOR THE 2002 PLAN YEAR
The diluted per share operating income of NPBC for 2002 must exceed the diluted per share operating income for 2001.

EXTERNAL PERFORMANCE GOALS FOR THE 2002 PLAN YEAR
The net operating income of NPB before securities transactions on realized return on average common equity for 2002 must exceed the average of the net operating income before securities transactions on realized return on average common equity for 2002 for the banks or bank holding companies in the peer group set forth on Schedule B-2 A.



Internal Peformance Goals amended 5/10/99

                                  SCHEDULE B-1
                                 PAY OUT FORMULA

         1.       Obtaining an operating return on average equity

                  triggers an incentive pay out as follows:


                  100% of peer group           $0

                  100.1% of peer group         .031% of average assets

                  130% of peer group           .11% of average assets


                  Interpolation is required between 100.1% and 130%.



         2.       Obtaining #1 in return on equity triggers an added

                  pay out of $25,000.

                                  SCHEDULE B-2

         There is a change in the peer group from last year. The list of the ten banking companies which form the peer group are:

                         Univest (Souderton)
                         Fulton Financial Corp.
                         Susquehanna Bancshares
                         Harleysville National Corp.
                         S & T Bancorp
                         Omega Financial Corp.
                         F.N.B. Corporation (Hermitage, PA)
                         First Commonwealth Financial Corp. (Indiana, PA) Sterling Financial Corporation
                         Community Banks, Inc.

                         National Penn Bancshares, Inc.




Plan Year 2002, as of December 2001

                                   SCHEDULE C

                         NATIONAL PENN BANCSHARES, INC.
                            EXECUTIVE INCENTIVE PLAN
                            DEFERRAL ELECTION LETTER

TO THE COMMITTEE:


         In accordance with National Penn Bancshares, Inc., Executive Incentive Plan, effective January 1, 1984, I hereby request to defer receipt of that portion of any award earned by me (to the extent provided in Paragraph 2 below) for services rendered as an eligible Participant in the Plan during the calendar year specified below and eligible to be received in cash. This election shall be governed by all of the provisions of the Plan.


          1.   This request shall be effective beginning with calendar year
               2002.



          2. This voluntary deferral request shall apply to ____________% of my award.



          3. My deferred award and the interest thereon shall become payable on the January 1 next following the date I retire or otherwise cease to be employed by NPB or an Affiliate of NPB.

          4. I irrevocably elect that, when payable, my deferred award and the interest thereon shall be paid to me as indicated below:


                           (  )  In one lump sum.


                           ( ) In a series of five annual installments.


                           ( ) In a series of ten annual installments.



         I agree that such terms and conditions shall be binding upon my beneficiaries, distributees, and personal representatives. Unless noted below, my beneficiaries shall be the same as designated for my group life insurance.



-------------------------  --------------------------------
Date                       Signature of Participant

                           Approved By:


-------------------------  --------------------------------
Date                       Signature of the Chairman of the Committee







-------------------------
Name of Participant